UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21162

Name of Fund: Merrill Lynch Basic Value Principal Protected Fund
              Merrill Lynch Principal Protected Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 12/31/03

Item 1 - Report to Shareholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Basic Value
                                        Principal Protected Fund

Semi-Annual Report
December 31, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Basic Value Principal Protected Fund

Porfolio Information as of December 31, 2003

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
================================================================================
Exxon Mobil Corporation .............................................    2.9%
Citigroup Inc. ......................................................    2.9
Wells Fargo & Company ...............................................    2.3
Royal Dutch Petroleum Company
  (NY Registered Shares) ............................................    2.0
Bank One Corporation ................................................    1.8
Unocal Corporation ..................................................    1.7
Time Warner Inc. ....................................................    1.4
Deere & Company .....................................................    1.4
Raytheon Company ....................................................    1.3
E.I. du Pont de Nemours and Company .................................    1.3


2  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003

A Letter From the President

Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. To be sure, 2003 came in like a lamb and went out like a lion. Or, some might suggest, the year started as a bear and ended as a bull.

Most notably, the U.S. stock market exceeded the expectations of even the optimistic investor, with the Standard & Poor's 500 Index and the Nasdaq posting respective 12-month returns of +28.68% and +50.01% as of December 31, 2003. Gross domestic product (GDP) growth, which started the year at 1.4% in the first quarter, grew a remarkable 8.2% in the third quarter -- the fastest rate of growth in 20 years. GDP growth is expected to come in above 3% for the year.

Modest inflation and record low interest rates in 2003 also encouraged the American consumer who, after carrying the economy on its own for some time, finally was supported by a $350 billion tax cut, Federal spending on the war effort and long-awaited capital expenditures by businesses. In addition, corporate earnings for 2003 finished the year up 16.9%. As we begin a new year, the events and efforts of 2003 leave us with a much stronger economy for 2004.

In closing, I wish to share one final note regarding the look of our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets can be confusing. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003   3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund met its objective of preserving investor principal while also providing shareholders with meaningful capital appreciation.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2003, Merrill Lynch Basic Value Principal Protected Fund's Class A, Class B, Class C and Class I Shares had total returns of +8.53%, +8.05%, +8.11% and +8.62%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund's unmanaged equity benchmarks, the Standard & Poor's 500 (S&P 500) Index and the S&P 500 Barra Value Index, posted respective returns of +15.14% and +17.36% for the same period.

During the Guarantee Period, the Fund will seek capital appreciation and, secondarily, income to the extent permitted by a strategy that seeks to use investments in common stocks, U.S. Treasury bonds, including zero coupon bonds, and other fixed income instruments to protect the original principal value of the Fund (less redemptions, cash distributions and dividends, and extraordinary expenses) at the Guarantee Maturity Date. The Guarantee Period will run from the Fund's commencement of operations (November 13, 2002) through and including the same date seven years later (November 13, 2009).

Because the Fund incorporates a fixed income component, it will, at times, outperform or underperform its all-equity benchmarks. Importantly, the Fund was successfully able to preserve investor principal during the period while also providing attractive capital appreciation. A mathematical formula is used to determine the allocation between these two components. During the period, the portfolio's equity allocation ranged from 42.7% of total assets to 66.2%, and the fixed income allocation ranged from 33.8% to 57.3%.

The Fund's equity component benefited during the period from a bias toward economically sensitive stocks. We found valuations to be most attractive in those areas of the market that were most likely to benefit from economic recovery. Therefore, we were overweight in cyclicals, including industrials, materials and technology stocks. We also sought opportunities in portions of the consumer discretionary sector, with an emphasis on media.

During the six-month period, economic growth picked up steam, as was evident in the astounding 8.2% gross domestic product growth in the third quarter of 2003. Many stocks that had been beaten down rebounded dramatically. The primary beneficiaries of this upturn were higher-beta, economically sensitive stocks, which dominated the equity market rally through year end. Our bias in these areas benefited performance significantly. Most notably, more than half of our equity outperformance during the period came from our investments in technology. Specific technology positions that benefited performance were Advanced Micro Devices, Inc., National Semiconductor Corporation, 3Com Corporation, Agilent Technologies, Inc., Motorola, Inc. and LSI Logic Corporation.

Also contributing to performance in the six-month period were stocks in the materials, industrials and consumer discretionary areas. China has grown dramatically this year, and as a large importer of materials, that has helped the sector immensely. Materials stocks that benefited Fund returns in the past six months were Phelps Dodge Corporation, Alcoa Inc. and Massey Energy Company. In industrials, Deere & Co., Thomas & Betts Corporation and Caterpillar Inc. contributed the most to relative returns. In consumer discretionary, Koninklijke (Royal) Philips Electronics NV and Viacom, Inc. were standouts.

In terms of areas that hurt performance during the period, health care was the largest culprit, with Merck & Co., Inc., Schering-Plough Corporation and Bristol-Myers Squibb Company at the top of the list. These represent the large cap, stable growth stocks that really stumbled this year. Aside from poor business results from many companies in the sector, the underperformance of health care was partially due to market dynamics. Investors were clearly moving assets out of large, defensive areas into those that were benefiting from the economic recovery. Also detracting from Fund returns was the energy sector. Despite a favorable fourth quarter, returns in energy were negative for the six-month period. We believe this was primarily the result of an asset allocation decision by investors. As money flowed into areas like technology, it flowed out of defensive groups such as energy. Curiously, this occurred despite the fact that commodity prices were at all-time highs. Energy stocks that underperformed included Diamond Offshore Drilling, Inc., Exxon Mobil


4  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003

Corporation, GlobalSantaFe Corporation and Royal Dutch Petroleum Company.

What changes were made to the portfolio during the period?

In the equity portion of the portfolio, we began reducing our beta somewhat, as we were finding more value in the defensive areas of the market. Although we ended the year with a continued bias toward an up-market and economic sensitivity, that bias was not as strong as it was when we entered 2003. In keeping with our underlying investment strategy, we buy weakness and sell strength. It follows then that those economically sensitive stocks that performed so well would be trimmed from the portfolio as we look for next year's winners.

Along these lines, we reduced our positions in materials, industrials, financials and technology based on relative valuations and stocks meeting our price targets. While selling our strong performers, we began buying stocks in areas that have yet to outperform. This includes stocks in the energy and consumer staples areas, where we found a lot of value toward the end of the year. We also have been nibbling at health care in the last six months.

Equity positions initiated in the portfolio during the period include TransOcean Inc. in the energy sector, and ConAgra, Inc., Unilever NV, Coca-Cola Enterprises Inc. and Kraft Foods Inc. in consumer staples. We also added to our positions in Anadarko Petroleum Corporation (energy), Raytheon Company (aerospace and defense), Viacom, Inc. (media) and Baxter International Inc. (health care).

On the sell side, we liquidated our positions in Fox Entertainment Group, Inc., The Gap, Inc., MetLife, Textron, Inc., Tribune Company and J.P. Morgan Chase & Co. All of these stocks performed well and reached our price target. Largest reductions in the equity portion of the portfolio were Phelps Dodge Corporation, Deere & Company, National Semiconductor Corporation, Wachovia Corporation, Philips Electronics and American International Group, Inc.

The fixed income component of the portfolio remained invested in U.S. Treasury zero-coupon bonds set to mature close to the expiration of the Fund (November 13, 2009). The fixed income weighting varied during the period, ranging from approximately 33% to just more than 57% of portfolio assets.

How would you characterize the portfolio's position at the close of the period?

In seeking to meet its objective of principal protection and potential for capital growth, the allocation between the Fund's fixed income and equity components will continue to vary as market conditions change. As of December 31, 2003, the Fund was invested 66.3% as a percent of net assets in equities, 30.7% in fixed income securities and 3.0% in cash and cash equivalents. This reflects our confidence in a continuing economic recovery and equity market strength.

At the close of the period, the Fund's equity portfolio was overweight versus the S&P 500 Barra Value Index in consumer staples, energy, health care, information technology and materials. We had underweights in consumer discretionary, financials, industrials, telecommunication services and utilities. Our largest overweight remained in technology, where we still see some appreciation potential. Technology, in our opinion, remains a growth cyclical, and we think information technology budgets will increase in 2004. Our next-largest overweight was in energy. In our view, the underlying gas and oil supply problems in the United States and elsewhere have been masked by lack of demand due to soft economies. As economies continue to recover, so will industrial production; and as industrial production recovers, so will demand for energy. Energy prices remain high, and we have a collection of companies in the portfolio that are not priced for $30 per barrel for oil and $7 per thousand cubic feet for gas, where we are currently. These make the stock's valuations incredibly appealing to us. Consumers continue to wait for oil prices to go down, yet the stocks have not reflected the high commodity prices. We believe at some point they will, and have positioned the equity portfolio with that view in mind.

As always, we will continue our search for what we believe are very good companies that are temporarily underpriced as a result of negative investor sentiment or short-term circumstances, and that we believe have the potential to offer shareholders significant value over a three-year time horizon.

Kevin M. Rendino
Equity Portfolio Manager

January 8, 2004

--------------------------------------------------------------------------------
If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, the Warranty Provider, or its parent corporation, Bank of America Corporation, please contact the Fund at 1-800-MER-FUND.
--------------------------------------------------------------------------------


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003   5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                        6-Month        12-Month     Since Inception
As of December 31, 2003                                              Total Return    Total Return    Total Return
===================================================================================================================
ML Basic Value Principal Protected Fund Class A Shares*                 + 8.53%         +13.82%         +14.42%
-------------------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class B Shares*                 + 8.05          +12.90          +13.38
-------------------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class C Shares*                 + 8.11          +12.96          +13.44
-------------------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class I Shares*                 + 8.62          +14.14          +14.74
-------------------------------------------------------------------------------------------------------------------
S&P 500 Index**                                                         +15.14          +28.68          +28.60
-------------------------------------------------------------------------------------------------------------------
S&P 500 Barra Value Index***                                            +17.36          +31.79          +34.82
-------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/13/02.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 11/13/02.
*** This unmanaged Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios. Since inception total return is from 11/13/02.


6  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003

Performance Data (concluded)

Average Annual Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/03                            +13.82%           +7.85%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 12/31/03                                   +12.65            +7.40
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return        % Return
                                                 Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/03                            +12.90%           +8.90%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 12/31/03                                   +11.74            +8.25
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                  % Return        % Return
                                                 Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/03                            +12.96%          +11.96%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 12/31/03                                   +11.79           +11.79
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 12/31/03                            +14.14%           +8.15%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 12/31/03                                   +12.92            +7.67
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003   7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments

                                                                                                              Value       Percent of
                       Industry*                     Shares Held     Common Stocks                     (in U.S. dollars)  Net Assets
====================================================================================================================================
Above-Average Yield    Metals & Mining                   106,200     Alcoa Inc.                              $ 4,035,600       1.3%
                       Metals & Mining                   177,100     BHP Billiton Limited                      1,626,585       0.5
                       Pharmaceuticals                    87,100     Bristol-Myers Squibb Company              2,491,060       0.8
                       Oil & Gas                          24,800     ChevronTexaco Corporation                 2,142,472       0.7
                       Food Products                     107,500     ConAgra, Inc.                             2,836,925       0.9
                       Chemicals                          88,100     E.I. du Pont de Nemours and Company       4,042,909       1.3
                       Oil & Gas                         224,100     Exxon Mobil Corporation                   9,188,100       2.9
                       Personal Products                  79,400     The Gillette Company                      2,916,362       0.9
                       Aerospace & Defense               103,700     Honeywell International Inc.              3,466,691       1.1
                       Oil & Gas                          59,400     Kerr-McGee Corporation                    2,761,506       0.9
                       Capital Markets                    60,700     Mellon Financial Corporation              1,949,077       0.6
                       Oil & Gas                         120,500     Royal Dutch Petroleum Company
                                                                     (NY Registered Shares)                    6,312,995       2.0
                       Diversified Telecommunication     129,500     SBC Communications Inc.                   3,376,065       1.1
                       Services
                       Food Products                     101,400     Sara Lee Corporation                      2,201,394       0.7
                       Diversified Telecommunication      76,200     Verizon Communications                    2,673,096       0.8
                       Services
                       Commercial Banks                   58,000     Wachovia Corporation                      2,702,220       0.9
                                                                                                             ---------------------
                                                                                                              54,723,057      17.4
====================================================================================================================================
Below-Average          Insurance                          56,001     ACE Limited                               2,319,561       0.7
Price/Earnings Ratio   Insurance                          57,600     The Allstate Corporation                  2,477,952       0.8
                       Insurance                          54,000     American International Group, Inc.        3,579,120       1.1
                       Commercial Banks                   37,600     Bank of America Corporation               3,024,168       1.0
                       Commercial Banks                  123,700     Bank One Corporation                      5,639,483       1.8
                       Health Care Equipment & Supplies   56,600     Baxter International Inc.                 1,727,432       0.6
                       Machinery                          18,200     Caterpillar Inc.                          1,510,964       0.5
                       Diversified Financial Services    188,100     Citigroup Inc.                            9,130,374       2.9
                       Beverages                          75,400     Coca-Cola Enterprises Inc.                1,648,998       0.5
                       Auto Components                   122,500     Delphi Automotive Systems Corporation     1,250,725       0.4
                       Automobiles                       104,500     Ford Motor Company                        1,672,000       0.5
                       Computers & Peripherals           127,800     Hewlett-Packard Company                   2,935,566       0.9
                       Household Durables                 71,500     Koninklijke (Royal) Philips
                                                                     Electronics NV (NY Registered Shares)     2,079,935       0.7
                       Food Products                      53,100     Kraft Foods Inc. (Class A)                1,710,882       0.6
                       Hotels, Restaurants & Leisure     114,300     McDonald's Corporation                    2,838,069       0.9
                       Pharmaceuticals                    42,000     Merck & Co., Inc.                         1,940,400       0.6
                       Capital Markets                    55,600     Morgan Stanley                            3,217,572       1.0
                       Semiconductors & Semiconductor      8,000     National Semiconductor Corporation (a)      315,280       0.1
                       Equipment
                       Pharmaceuticals                   152,900     Schering-Plough Corporation               2,658,931       0.8
                       Electrical Equipment               77,600     Thomas & Betts Corporation (a)            1,776,264       0.6
                       Media                             252,900     Time Warner Inc. (a)                      4,549,671       1.4
                       Energy Equipment & Service        112,600     Transocean Inc. (a)                       2,703,526       0.9
                       Insurance                         174,700     Travelers Property Casualty Corp.
                                                                     (Class A)                                 2,931,466       0.9
                       Food Products                      52,200     Unilever NV (NY Registered Shares)        3,387,780       1.1
                       IT Services                       259,400     Unisys Corporation (a)                    3,852,090       1.2
                       Oil & Gas                         142,600     Unocal Corporation                        5,251,958       1.7
                                                                                                             ---------------------
                                                                                                              76,130,167      24.2
====================================================================================================================================


8  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003

                                                                                                              Value       Percent of
                       Industry*                     Shares Held     Common Stocks                     (in U.S. dollars)  Net Assets
====================================================================================================================================
Low Price-to-Book      Communications Equipment          226,000     3Com Corporation (a)                    $ 1,846,420       0.6%
Value                  Semiconductors & Semiconductor    154,700     Advanced Micro Devices, Inc. (a)          2,305,030       0.7
                       Equipment
                       Electronic Equipment &             77,800     Agilent Technologies, Inc. (a)            2,274,872       0.7
                       Instruments
                       Oil & Gas                          48,000     Anadarko Petroleum Corporation            2,448,480       0.8
                       Aerospace & Defense                52,800     The Boeing Company                        2,224,992       0.7
                       Media                              34,500     Comcast Corporation (Special
                                                                     Class A) (a)                              1,079,160       0.3
                       Automobiles                        47,100     DaimlerChrysler AG                        2,176,962       0.7
                       Machinery                          66,200     Deere & Company                           4,306,310       1.4
                       Energy Equipment & Service        122,000     Diamond Offshore Drilling, Inc.           2,502,220       0.8
                       Energy Equipment & Service        120,000     GlobalSantaFe Corporation                 2,979,600       0.9
                       Energy Equipment & Service         84,800     Halliburton Company                       2,204,800       0.7
                       Insurance                          59,300     The Hartford Financial Services
                                                                     Group, Inc.                               3,500,479       1.1
                       Paper & Forest Products            80,000     International Paper Company               3,448,800       1.1
                       Household Products                 62,200     Kimberly-Clark Corporation                3,675,398       1.2
                       Semiconductors & Semiconductor    291,100     LSI Logic Corporation (a)                 2,582,057       0.8
                       Equipment
                       Media                             264,200     Liberty Media Corporation
                                                                     (Class A) (a)                             3,141,338       1.0
                       Communications Equipment          404,600     Lucent Technologies Inc. (a)              1,149,064       0.4
                       Metals & Mining                    82,300     Massey Energy Company                     1,711,840       0.5
                       Semiconductors & Semiconductor    109,200     Micron Technology, Inc. (a)               1,470,924       0.5
                       Equipment
                       Communications Equipment          225,000     Motorola, Inc.                            3,165,750       1.0
                       Metals & Mining                    18,400     Phelps Dodge Corporation (a)              1,400,056       0.4
                       Aerospace & Defense               139,900     Raytheon Company                          4,202,596       1.3
                       Electronic Equipment &             39,700     Tektronix, Inc.                           1,254,520       0.4
                       Instruments
                       Specialty Retail                   66,200     Toys 'R' Us, Inc. (a)                       836,768       0.3
                       Media                              77,000     Viacom, Inc. (Class B)                    3,417,260       1.1
                       Media                             114,200     The Walt Disney Company                   2,664,286       0.9
                       Commercial Banks                  124,200     Wells Fargo & Company                     7,314,138       2.3
                                                                                                             ---------------------
                                                                                                              71,284,120      22.6
====================================================================================================================================
Special Situations     Software                           65,600     Computer Associates International,
                                                                     Inc.                                      1,793,504       0.6
                       Computers & Peripherals            32,700     International Business Machines
                                                                     Corporation                               3,030,636       0.9
                       Computers & Peripherals           423,300     Sun Microsystems, Inc. (a)                1,900,617       0.6
                                                                                                             ---------------------
                                                                                                               6,724,757       2.1
====================================================================================================================================
                                                                     Total Common Stocks
                                                                     (Cost--$167,848,708)                    208,862,101      66.3
====================================================================================================================================


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003   9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)

                                                                                                              Value       Percent of
                                                      Face Amount     U.S. Government Obligations      (in U.S. dollars)  Net Assets
====================================================================================================================================
                                                                      U.S. Treasury STRIPS (b)(d):
                                                      $37,535,000        3.57% due 8/15/2009                 $ 30,797,580       9.8%
                                                       81,197,000        3.648% due 11/15/2009                 66,000,738      20.9
                       =============================================================================================================
                                                                      Total U.S. Government Obligations
                                                                      (Cost--$96,437,661)                      96,798,318      30.7

                                                       Beneficial
                                                         Interest     Short-Term Securities
====================================================================================================================================
                                                      $10,007,138     Merrill Lynch Liquidity Series, LLC
                                                                      Cash Sweep Series I (c)                  10,007,138       3.2
                       =============================================================================================================
                                                                      Total Short-Term Securities
                                                                      (Cost--$10,007,138)                      10,007,138       3.2
====================================================================================================================================
                   Total Investments (Cost--$274,293,507)                                                     315,667,557     100.2

                   Liabilities in Excess of Other Assets                                                         (531,981)     (0.2)
                                                                                                             ----------------------
                   Net Assets                                                                                $315,135,576     100.0%
                                                                                                             ======================

* For Fund compliances purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a)   Non-income producing security.

(b)   Separately Traded Registered Interest and Principal of Securities
      (STRIPS).

(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                          Net           Interest
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                              $6,715,305       $40,038
      --------------------------------------------------------------------------

(d) Represents a zero coupon bond; the interest rate shown reflects the rate in effect at December 31, 2003.

      See Notes to Financial Statements.


10 MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003

Statement of Assets and Liabilities

As of December 31, 2003
====================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$274,293,507) ........                  $ 315,667,557
                       Foreign cash (cost--$15,522) .................................                         15,852
                       Receivables:
                          Dividends .................................................    $  316,260
                          Securities sold ...........................................       227,049
                          Interest ..................................................         8,634          551,943
                                                                                         ----------
                       Prepaid registration fees ....................................                        162,847
                                                                                                       -------------
                       Total assets .................................................                    316,398,199
                                                                                                       -------------
====================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Capital shares redeemed ...................................       643,332
                          Distributor ...............................................       252,040
                          Financial warranty fee ....................................       214,173
                          Other affiliates ..........................................        86,203
                          Investment adviser ........................................        27,896        1,223,644
                                                                                         ----------
                       Accrued expenses and other liabilities .......................                         38,979
                                                                                                       -------------
                       Total liabilities ............................................                      1,262,623
                                                                                                       -------------
====================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------
                       Net assets ...................................................                  $ 315,135,576
                                                                                                       =============
====================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------
                       Paid-in capital, unlimited shares of no par value authorized .                  $ 275,298,365
                       Accumulated distributions in excess of investment income--net     $ (172,489)
                       Accumulated realized capital losses on investments and foreign
                         currency transactions--net .................................    (1,364,680)
                       Unrealized appreciation on investments and foreign currency
                         transactions--net ..........................................    41,374,380
                                                                                         ----------
                       Total accumulated earnings--net ..............................                     39,837,211
                                                                                                       -------------
                       Net Assets ...................................................                  $ 315,135,576
                                                                                                       =============
====================================================================================================================
Net Asset Value
--------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $17,348,789 and
                         1,532,819 shares outstanding ...............................                  $       11.32
                                                                                                       =============
                       Class B--Based on net assets of $157,507,486 and
                         13,946,728 shares outstanding ..............................                  $       11.29
                                                                                                       =============
                       Class C--Based on net assets of $121,893,950 and
                         10,789,197 shares outstanding ..............................                  $       11.30
                                                                                                       =============
                       Class I--Based on net assets of $18,385,351 and
                         1,624,290 shares outstanding ...............................                  $       11.32
                                                                                                       =============

      See Notes to Financial Statements.


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003  11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended December 31, 2003
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Interest .....................................................                     $   2,483,102
                       Dividends (net of $20,191 foreign withholding tax) ...........                         1,865,786
                                                                                                          -------------
                       Total income .................................................                         4,348,888
                                                                                                          -------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Financial warranty fee .......................................    $  1,307,596
                       Investment advisory fees .....................................       1,045,005
                       Account maintenance and distribution fees--Class B ...........         778,521
                       Account maintenance and distribution fees--Class C ...........         629,408
                       Offering costs ...............................................         137,295
                       Transfer agent fees--Class B .................................          87,192
                       Accounting services ..........................................          72,762
                       Transfer agent fees--Class C .................................          72,101
                       Professional fees ............................................          33,150
                       Account maintenance fees--Class A ............................          25,355
                       Printing and shareholder reports .............................          19,496
                       Directors' fees and expenses .................................          18,914
                       Custodian fees ...............................................          17,142
                       Transfer agent fees--Class A .................................           9,789
                       Transfer agent fees--Class I .................................           9,493
                       Pricing fees .................................................           3,373
                       Registration fees ............................................             166
                       Other ........................................................           4,630
                                                                                         ------------
                       Total expenses ...............................................                         4,271,388
                                                                                                          -------------
                       Investment income--net .......................................                            77,500
                                                                                                          -------------
=======================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) from:
                          Investments--net ..........................................       5,466,512
                          Foreign currency transactions--net ........................          (9,061)        5,457,451
                                                                                         ------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ..........................................      18,838,304
                          Foreign currency transactions--net ........................           1,772        18,840,076
                                                                                         ------------------------------
                       Total realized and unrealized gain on investments and foreign
                         currency transactions--net .................................                        24,297,527
                                                                                                          -------------
                       Net Increase in Net Assets Resulting from Operations .........                     $  24,375,027
                                                                                                          =============

      See Notes to Financial Statements.


12 MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003

Statements of Changes in Net Assets

                                                                                     For the Six    For the Period
                                                                                    Months Ended     November 13,
                                                                                    December 31,       2002+ to
Increase (Decrease) in Net Assets:                                                      2003        June 30, 2003
==================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------
                       Investment income--net .................................    $      77,500     $     399,035
                       Realized gain (loss) on investments and foreign currency
                         transactions--net ....................................        5,457,451        (6,825,235)
                       Change in unrealized appreciation/depreciation on
                         investments and foreign currency transactions--net ...       18,840,076        22,534,304
                                                                                   -------------------------------
                       Net increase in net assets resulting from operations ...       24,375,027        16,108,104
                                                                                   -------------------------------
==================================================================================================================
Dividends to Shareholders
------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A .............................................         (161,900)          (28,316)
                          Class B .............................................         (461,281)         (196,773)
                          Class C .............................................         (312,300)         (161,700)
                          Class I .............................................         (220,528)          (33,264)
                                                                                   -------------------------------
                       Net decrease in net assets resulting from dividends to
                         shareholders .........................................       (1,156,009)         (420,053)
                                                                                   -------------------------------
==================================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from
                         capital share transactions ...........................      (40,498,995)      316,627,502
                                                                                   -------------------------------
==================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ................      (17,279,977)      332,315,553
                       Beginning of period ....................................      332,415,553           100,000
                                                                                   -------------------------------
                       End of period* .........................................    $ 315,135,576     $ 332,415,553
                                                                                   ===============================
                          * Undistributed (accumulated distributions in excess
                              of) investment income--net ......................    $    (172,489)    $     906,020
                                                                                   ===============================

+     Commencement of operations.

      See Notes to Financial Statements.


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003  13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                   Class A                        Class B
                                                                        -----------------------------   ----------------------------
                                                                         For the         For the         For the         For the
The following per share data and ratios have been derived               Six Months       Period         Six Months       Period
from information provided in the financial statements.                    Ended        November 13,       Ended        November 13,
                                                                        December 31,     2002+ to       December 31,     2002+ to
Increase (Decrease) in Net Asset Value:                                    2003       June 30, 2003++      2003       June 30, 2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..........  $  10.53        $  10.00        $  10.48       $  10.00
                                                                        -------------------------------------------------------
                       Investment income (loss)--net .................       .04**           .05              --+++**        --@@
                       Realized and unrealized gain on investments and
                         foreign currency transactions--net ..........       .85             .49             .84            .49
                                                                        -------------------------------------------------------
                       Total from investment operations ..............       .89             .54             .84            .49
                                                                        -------------------------------------------------------
                       Less dividends from investment income--net ....      (.10)           (.01)           (.03)          (.01)
                                                                        -------------------------------------------------------
                       Net asset value, end of period ................  $  11.32        $  10.53        $  11.29       $  10.48
                                                                        =======================================================
====================================================================================================================================
Total Investment Return***
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ............      8.53%@          5.43%@          8.05%@         4.93%@
                                                                        =======================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses ......................................      2.00%*          2.05%*          2.76%*         2.82%*
                                                                        =======================================================
                       Investment income (loss)--net .................       .71%*           .83%*          (.06%)*         .07%*
                                                                        =======================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ......  $ 17,349        $ 22,090        $157,507       $159,057
                                                                        =======================================================
                       Portfolio turnover ............................     41.32%         107.66%          41.32%        107.66%
                                                                        =======================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
+++   Amount is less than $(.01) per share.
@     Aggregate total investment return.
@@    Amount is less than $.01 per share. See Notes to Financial Statements.


14 MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003

Financial Highlights (concluded)

                                                                                   Class C                        Class I
                                                                        ----------------------------   -----------------------------
                                                                         For the         For the        For the          For the
The following per share data and ratios have been derived               Six Months       Period        Six Months        Period
from information provided in the financial statements.                    Ended        November 13,      Ended         November 13,
                                                                        December 31,     2002+ to      December 31,      2002+ to
Increase (Decrease) in Net Asset Value:                                    2003       June 30, 2003       2003       June 30, 2003++
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..........  $  10.48        $  10.00        $  10.55       $  10.00
                                                                        -------------------------------------------------------
                       Investment income (loss)--net .................        --+++**         --@@           .05**          .08
                       Realized and unrealized gain on investments and
                         foreign currency transactions--net ..........       .85             .49             .85            .48
                                                                        -------------------------------------------------------
                       Total from investment operations ..............       .85             .49             .90            .56
                                                                        -------------------------------------------------------
                       Less dividends from investment income--net ....      (.03)           (.01)           (.13)          (.01)
                                                                        -------------------------------------------------------
                       Net asset value, end of period ................  $  11.30        $  10.48        $  11.32       $  10.55
                                                                        =======================================================
====================================================================================================================================
Total Investment Return***
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ............      8.11%@          4.93%@          8.62%@         5.63%@
                                                                        =======================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses ......................................      2.76%*          2.82%*          1.75%*         1.80%*
                                                                        =======================================================
                       Investment income (loss)--net .................      (.06%)*          .06%*           .95%*         1.08%*
                                                                        =======================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ......  $121,894        $129,392        $ 18,385       $ 21,877
                                                                        =======================================================
                       Portfolio turnover ............................     41.32%         107.66%          41.32%        107.66%
                                                                        =======================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
+++   Amount is less than $(.01) per share.
@     Aggregate total investment return.
@@    Amount is less than $.01 per share.

      See Notes to Financial Statements.


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003  15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Basic Value Principal Protected Fund (the "Fund") is part of Merrill Lynch Principal Protected Trust (the "Trust"). Under the Investment Company Act of 1940, as amended, the Fund is diversified and the Trust is registered as an open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from November 13, 2002 through November 13, 2009 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after this date. During the Guarantee Period, the Fund will seek long-term growth of capital to the extent permitted by a strategy that seeks to use investments in common stocks, U.S. Treasury bonds, including zero coupon bonds, and other fixed income instruments, to protect the original principal value of the Fund (less redemptions, cash distributions and dividends and extraordinary expenses) at the Guarantee Maturity Date.

The Trust, on behalf of the Fund, has entered into a Financial Warranty Agreement with Main Place Funding, LLC (the "Warranty Provider"). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annual fee equal to .80% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, the Warranty provider will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.


16 MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003  17

[LOGO] Merrill Lynch Investment Managers

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees will be amortized over a 12-month period beginning with the commencement of operations of the Fund.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.


18 MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the Fund's average daily net assets. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.99%. This arrangement has a one-year term and is renewable.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                               Account                         Distribution
                           Maintenance Fee                         Fee
--------------------------------------------------------------------------------
Class A                         .25%                                --
Class B                         .25%                               .75%
Class C                         .25%                               .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2003, MLPF&S received contingent deferred sales charges of $413,116 and $37,020 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $13,674 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended December 31, 2003, the Fund reimbursed FAM $3,687 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FDS, PSI, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2003 were $130,014,543 and $181,641,326, respectively.

Net realized gains (losses) for the six months ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                             Gains (Losses)            Gains
--------------------------------------------------------------------------------
Long-term investments ................        $  5,466,512         $ 41,374,050
Foreign currency transactions ........              (9,061)                 330
                                              ----------------------------------
Total ................................        $  5,457,451         $ 41,374,380
                                              ==================================

As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $36,173,586, of which $37,845,002 related to appreciated securities and $1,671,416 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $279,493,971.


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003  19

[LOGO] Merrill Lynch Investment Managers

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions were $(40,498,995) and $316,627,502 for the six months ended December 31, 2003 and for the period November 13, 2002 to June 30, 2003, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended December 31, 2003                            Shares             Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends ..........              14,176         $    155,083
Shares redeemed ......................            (578,765)          (6,202,765)
                                                -------------------------------
Net decrease .........................            (564,589)        $ (6,047,682)
                                                ===============================

--------------------------------------------------------------------------------
Class A Shares for the
Period November 13, 2002+                                             Dollar
to June 30, 2003++                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..........................           2,250,232         $ 22,503,393
Shares issued to shareholders in
  reinvestment of dividends ..........               2,688               27,097
                                                -------------------------------
Total issued .........................           2,252,920           22,530,490
Shares redeemed ......................            (158,012)          (1,597,601)
                                                -------------------------------
Net increase .........................           2,094,908         $ 20,932,889
                                                ===============================

+ Prior to November 13, 2002 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended December 31, 2003                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..........................               5,546         $     59,740
Shares issued to shareholders in
  reinvestment of dividends ..........              40,836              445,926
                                                -------------------------------
Total issued .........................              46,382              505,666
Shares redeemed ......................          (1,274,726)         (13,557,829)
                                                -------------------------------
Net decrease .........................          (1,228,344)        $(13,052,163)
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the
Period November 13, 2002+                                             Dollar
to June 30, 2003                                   Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..........................          15,832,326         $158,337,115
Shares issued to shareholders in
  reinvestment of dividends ..........              19,175              193,094
                                                -------------------------------
Total issued .........................          15,851,501          158,530,209
Shares redeemed ......................            (678,929)          (6,844,278)
                                                -------------------------------
Net increase .........................          15,172,572         $151,685,931
                                                ===============================

+ Prior to November 13, 2002 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended December 31, 2003                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..........................               3,005         $     32,834
Shares issued to shareholders in
  reinvestment of dividends ..........              27,751              303,329
                                                -------------------------------
Total issued .........................              30,756              336,163
Shares redeemed ......................          (1,586,610)         (16,959,229)
                                                -------------------------------
Net decrease .........................          (1,555,854)        $(16,623,066)
                                                ===============================


20 MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class C Shares for the
Period November 13, 2002+                                             Dollar
to June 30, 2003                                   Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..........................          13,024,366         $130,257,844
Shares issued to shareholders in
  reinvestment of dividends ..........              15,828              159,387
                                                -------------------------------
Total issued .........................          13,040,194          130,417,231
Shares redeemed ......................            (697,643)          (7,025,302)
                                                -------------------------------
Net increase .........................          12,342,551         $123,391,929
                                                ===============================

+ Prior to November 13, 2002 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended December 31, 2003                            Shares             Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends ..........              18,993         $    207,785
Shares redeemed ......................            (468,625)          (4,983,869)
                                                -------------------------------
Net decrease .........................            (449,632)        $ (4,776,084)
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the
Period November 13, 2002+                                             Dollar
to June 30, 2003++                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..........................           2,663,069         $ 26,631,855
Shares issued to shareholders in
  reinvestment of dividends ..........               3,266               32,921
                                                -------------------------------
Total issued .........................           2,666,335           26,664,776
Shares redeemed ......................            (594,913)          (6,048,023)
                                                -------------------------------
Net increase .........................           2,071,422         $ 20,616,753
                                                ===============================

+ Prior to November 13, 2002 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

5. Capital Loss Carryforward:

On June 30, 2003, the Fund had a net capital loss carryforward of $1,621,667, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003  21

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees

Terry K. Glenn, President and Trustee
David O. Beim, Trustee
James T. Flynn, Trustee
Todd Goodwin, Trustee
George W. Holbrook, Jr., Trustee
W. Carl Kester, Trustee
Karen P. Robards, Trustee
Robert C. Doll, Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

--------------------------------------------------------------------------------
Effective January 1, 2004, Todd Goodwin and George W. Holbrook, Trustees of Merrill Lynch Basic Value Principal Protected Fund, retired. The Fund's Board of Trustees wishes Messrs. Goodwin and Holbrook well in their retirements.
--------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


22 MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2003  23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is for shareholders of Merrill Lynch Basic Value Principal Protected Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Basic Value Principal Protected Fund
Box 9011
Princeton, NJ
08543-9011

                                                                  #BVPP -- 12/03

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) -  Not Applicable

10(b) - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust


        By: /s/ Terry K. Glenn
            ---------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust

        Date: February 23, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ---------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust

        Date: February 23, 2004

        By: /s/ Donald C. Burke
            ---------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust

        Date: February 23, 2004